Financial Instruments - Summary of Net Carrying Amounts of Derivative Contracts Measured Using Predominantly Unobservable Inputs (Detail) - Unobservable Inputs [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure Of Significant Unobservable Inputs Used In Fair Value Measurement Of Liabilities [Line Items]
Beginning balance	$ 297	$ 468
Net (losses)/gains recognised in revenue	(258)	372
Purchases	461	252
Sales	(540)	(562)
Recategorisations (net)	18	(248)
Currency translation differences	(5)	15
Ending balance	$ (27)	$ 297